UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 2, 1999

                         Aarow Environmental Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

          0-6292                                      73-1491593
  (Commission File Number)                  (IRS Employer Identification No.)

                   1317 S. Turner, Springdale, Arkansas        72764
               (Address of principal executive offices)      (Zip Code)

                                 (501) 927-1884
                         (Registrant's Telephone Number)


Item 2. Acquisition or Disposition of Assets.

         Effective September 2, 1999, Aarow Environmental Group, Inc. acquired all of the issued and outstanding shares of Utica Publishing Corporation (Utica) of Rogers, Arkansas, an Arkansas corporation pursuant to an Agreement for Stock Purchase dated September 2, 1999 and signed and agreed to by all of the shareholders of Utica on or before that date(Agreement). A copy of that certain Agreement is attached hereto as Exhibit 2.1, and by this reference made a part hereof. Pursuant to the Agreement, Aarow exchanged 1,400,000 shares of Aarow common stock for all of the issued and outstanding shares of Utica. Each share of Utica was converted to the right to receive 1.4 shares of Aarow common stock.

Prior to the acquisition of Utica by Aarow, the assets of Utica were used to publish an internet online magazine, a bilingual monthly magazine and a Spanish language weekly news magazine; and to operate a general commercial printing and copying business. As a result of the stock purchase by Aarow, Utica became and is a wholly owned subsidiary of Aarow and will continue its publishing and printing business under the name Utica Publishing Corporation. The acquisition of Utica by Aarow includes the ownership of all of the assets of Utica as shown on the "Inventory of Utica Assets" attached as Exhibit C to the Agreement attached hereto as Exhibit 2.1.

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

         Upon the completion of the transaction set forth in the Agreement, Lloyd A. Phillips and Stanley L. Sisemore, who are officers and directors of Aarow became officers and directors of Utica.

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Acquired Business

         Utica Publishing Corporation was formed October 8, 1998 by the merger of Copies Plus, Inc. and Arkansas Chronicle, a sole proprietorship. The audited balance sheets and income statements of Copies Plus and Arkansas Chronicle for December 31, 1997 and the audited balance sheet and income statement of Utica Publishing Corporation for December 31, 1998 will be filed by amendment to this Form 8-K no later than November 16, 1999 within the time allowed by the instructions for Item 7 (a) (4) and supported by Reg. 210.3-5 (b) (4) (ii).

(b)      Pro Forma Financial Information.

         The unaudited balance sheets of Aarow Environmental Group, Inc. for the period June 30, 1999 have been filed with the SEC as part of Aarow's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 on August 13, 1999 and are incorporated herein by reference.

(c)      Exhibits.

2.1      Agreement for Stock Purchase dated September 2, 1999.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         AAROW ENVIRONMENTAL GROUP, INC.

         By: /s/ D. Frederick Shefte
              Name: D. Frederick Shefte
              Title: Vice President


Date: September 15, 1999








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


Exhibit 2.1


                    AGREEMENT FOR PURCHASE AND SALE OF STOCK


This Agreement for Purchase and sale of Stock (Agreement) is made effective this 2 day of September, 1999 at Rogers, Arkansas by and between Aarow Environmental Group, Inc., a Nevada corporation (Aarow) Jim Bolt, Sam Yates, Trish Camp, Paul Bryan, Lucia Kugler, Nick Bohannon, Jay McDonald, Tony Amend, Mel Robinson, Ray and Marie Forehand (collectively "Shareholders") and Utica Publishing Company, Inc., an Arkansas corporation (Utica), who each for valuable consideration, receipt of which is hereby acknowledged by each party, agree as follows.

     1. Facts. This Agreement is made with reference to the following facts:

     a. Aarow, Shareholders and Utica are herein sometimes collectively referred to as "the Parties."
     b. Shareholders and Utica are sometimes collectively referred to herein as "Sellers."
     c. Shareholders represent that they own all of the outstanding stock of Utica.
     d. Aarow desires to purchase from Shareholders, and each of them, and Shareholders, and each of them, desire to sell to Aarow all of the outstanding stock of Utica (the Shares).
     e. September 2, 1999 or such other time and place to which the Parties mutually agree to postpone the Closing is the effective date of this Agreement.
     f. Aarow is a publicly traded company whose common stock is traded on the over the counter market under the symbol AARO.
     g. Aarow currently has 30,000,000 shares of common stock authorized, and has 5,000,000 shares of convertible preferred shares authorized. Each share of convertible preferred Aarow stock is convertible to three shares of Aarow common stock.
     h. Aarow currently has about 11,155,942 shares of common stock issued and outstanding, and has about 3,300,000 shares of convertible preferred shares issued and outstanding.
     i. The shares of Utica common stock are owned as shown on Exhibit A, attached hereto and by this reference made a part hereof.

     2. Purchase and Sale of Shares. On and subject to the terms and conditions of this Agreement, on the effective and closing date, Shareholders shall transfer and convey all of the shares of Utica to Aarow, and Aarow shall acquire all of the outstanding common stock of Utica. The parties adopt this Agreement as a plan of reorganization under Section 368 (a) (1) (B) of the Internal Revenue Code.

     3. Closing date, Effective date: Consummation of the purchase and sale transaction set forth herein shall be as soon as practicable after all of the conditions established in this Agreement have been satisfied, but in no event later than September 30, 1999. The Closing shall be held at 3:00 p.m. at the offices of Utica Publishing Corporation in Rogers, Arkansas, or at such other time and place as the parties agree (Closing). The time of Closing shall be the effective date of this Agreement.

     4. Purchase and Sale Price. As payment for the transfer of the Shares by Shareholders to Aarow, Aarow shall deliver to Shareholders at the Closing 1,400,000 shares of Aarow common stock which shall be issued in the respective individual amounts set forth in Exhibit B, attached hereto and by this reference made a part hereof.

     5. Shareholders' and Utica's Representations and Warranties. Sellers jointly and severally represent and warrant that:

     a. Organization, Standing and Qualification. Utica is duly organized, validly existing, and in good standing under the laws of Arkansas, and has the corporate power to own all of its assets and to carry on its business as it is being conducted as of the Effective Date. Utica's board of directors has authorized the execution of this Agreement and Utica has the corporate power and authority to enter into this Agreement.

     b. Capital Structure. Utica has 30,000,000 shares of authorized common stock, $0.01 par value, of which 990,000shares are issued and outstanding. All issued and outstanding shares have been validly issued in full compliance with all federal and state securities laws, are fully paid and nonassessable, and have voting rights. There are no outstanding subscriptions, options, rights, warrants, conversion rights, or other agreements or commitments obligating Utica to issue or to transfer from treasury any additional shares of its capital stock of any class.

     c. Title to Shares. Shareholders are the owners, beneficially and of record of all of the Shares free and clear of liens. Encumbrances, security agreements, equities, claims, charges, and restrictions. Shareholders each have full power to transfer the Shares to Aarow without obtaining the consent or approval of any other person, entity or government authority.

     d. No Subsidiaries. Utica has no subsidiaries.

     e. Financial Statements. All financial statements, balance sheets, and income statements and related documents which have been delivered to Aarow by Utica fairly present the financial position of Utica as of the date shown on such documents, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of preceding years. Utica has no debt, liability or obligation of any nature that is not reflected in Utica's Financial Statements except those that have been incurred in the ordinary course of business and which are usual and normal in amount, after the date of such Financial Statements.

     f. Property and Inventory. Attached hereto as Exhibit "C" and by this reference made a part hereof is a complete schedule listing all of Utica's assets, property and inventory, including without limitation all lease agreements, accounts receivable, trade marks, trade names, trade secrets, patents, rights, intellectual property, leases, and insurance policies.

     g. No Undisclosed Liabilities. There are no liabilities of Utica which have not been disclosed to Aarow on the balance sheet or incurred in the ordinary course of business since the date of the balance sheet.

     h. Absence of changes to Balance Sheet. Attached hereto as Exhibit "D", and by this reference made a part hereof, are financial statements of Utica (Utica's Financial Statements). Since the date of each of Utica's Financial Statements, there has not been:

          1) Any change in the business results of operations, assets, financial conditions or manner or conducting business of Utica other that changes in the ordinary course of business and that certain transaction set forth in Exhibit "E", attached hereto and by this reference made a part hereof. No such changes has had an adverse effect on the business, results of operations, assets, financial condition or prospects of Utica.

          2) Any damage, destruction or loss adversely affecting the business or operations of Utica.

          3) Any increase in the compensation, bonus options or rights of any of Utica's officers, employees, directors consultants or agents nor any agreement therefor.

          4) Any indebtedness incurred by Utica except as specifically set forth herein including the Exhibits hereto.

          5) Any amendment to Utica's articles of incorporation or bylaws.

     i. Permits Licenses and Franchises. Utica has obtained all necessary licenses, permits, franchises and other authorizations and has complied with all laws applicable to the conduct of its business. All such licenses, permits, franchises and authorizations are in full force and effect.

     j. Court Proceedings. Utica is not party to any court action or proceeding or any administrative proceeding, and is not subject to any judgment, decree or order.

     k. Powers of Attorney. Utica has no power of attorney outstanding other than those issued in the ordinary course of business with respect to insurance or tax.

     l. Disclosure. No representation or warranty by Utica in this Agreement and no statement by Utica or any person on Utica's behalf or in any way connected with Utica contained in this Agreement or in any other document or writing furnished by or on behalf of Utica to Aarow in connection with this transaction, contains any untrue statement or omits to state any material fact necessary to make it not misleading or necessary to fully provide the information required to be provided.

     m. Tax Returns. Within the times and in the manner prescribed by law, Utica has filed all federal, state, and local tax returns required by law and has paid all taxes due.

     n. Customers. Attached hereto as Exhibit "F" and by this reference made a part hereof is a current list of Utica's major customers, together with summaries of their business with Utica in this fiscal year.

     o. Other Contracts. Utica is not a party to or in any way bound by any contract not specifically disclosed to Aarow herein.

     6. Aarow's Representations and Warranties. Aarow represents and warrants to Utica as follows:

          a. Organization, Standing and Qualification. Aarow is duly organized, validly existing, and in good standing under the laws of Nevada. And has the corporate power to own all of its assets and to carry on its business as it is being conducted as of the Effective Date. Aarow's board of directors has authorized the execution of this Agreement and Arrow has the corporate power and authority to merge into Aarow pursuant to this Agreement.

          b. Capital Structure. Aarow has 30,000,000 shares of authorized common stock, $0.01 par value, of which about 11,155,942 shares are issued and outstanding, and also has 5,000,000 shares of convertible preferred stock, of which about 3,300,000 are issued and outstanding. All issued and outstanding shares have been validly issued in full compliance with all federal and state securities laws, are fully paid and nonassessable, and have voting rights. There are no outstanding subscriptions, options, rights, warrants, conversion rights, or other agreements or commitments obligating Utica to issue or to transfer from treasury any additional shares of its capital stock of any class.

          c. No Subsidiaries. Aarow has no subsidiaries.

          d. Financial Statements. All financial statements, balance sheets, and income statements and related documents which have been delivered to Utica by Aarow fairly present the financial position of Aarow as of the date shown on such documents, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of preceding years.

          e. Property and Inventory. Attached hereto as Exhibit "G" and by this reference made a part hereof is a complete schedule listing all of Aarow's assets, property and inventory, including without limitation all lease agreements, accounts receivable, trade marks, trade names, trade secrets, patents, rights, intellectual property, leases, and insurance policies.

          f. No Undisclosed Liabilities. There are no liabilities of Aarow which have not been disclosed to Utica on the balance sheet or incurred in the ordinary course of business since the date of Aarow's balance sheet.

          g. Absence of changes to Balance Sheet. Attached hereto as Exhibit "H", and by this reference made a part hereof, are financial statements of Aarow (Aarow's Financial Statements). Since the date of each of Aarow's Financial Statements, there has not been:

               1) Any change in the business results of operations, assets, financial conditions or manner or conducting business of Aarow other that changes in the ordinary course of business and that certain transaction set forth in Exhibit "E", attached hereto and by this reference made a part hereof. No such changes has had an adverse effect on the business, results of operations, assets, financial condition or prospects of Aarow.

               2) Any damage, destruction or loss adversely affecting the business or operations of Aarow.

               3) Any increase in the compensation, bonus options or rights of any of Aarow's officers, employees, directors consultants or agents nor any agreement therefor.

               4) Any indebtedness incurred by Aarow except as specifically set forth herein including the Exhibits hereto.

               5) Any amendment to Aarow's articles of incorporation or bylaws.

          h. Permits Licenses and Franchises. Aarow has obtained all necessary licenses, permits, franchises and other authorizations and has complied with all laws applicable to the conduct of its business. All such licenses, permits, franchises and authorizations are in full force and effect.

          i. Court Proceedings. Aarow is not party to any court action or proceeding or any administrative proceeding, and is not subject to any judgment, decree or order except as specifically set for on Exhibit "I", attached hereto and by this reference made a part hereof.

          j. Powers of Attorney. Aarow has no power of attorney outstanding other than those issued in the ordinary course of business with respect to insurance or tax.

          k. Disclosure. No representation or warranty by Aarow in this Agreement and no statement by Aarow or any person on Aarow's behalf or in any way connected with Utica contained in this Agreement or in any other document or writing furnished by or on behalf of Aarow to Utica in connection with this transaction, contains any untrue statement or omits to state any material fact necessary to make it not misleading or necessary to fully provide the information required to be provided.

          l. No violation of other instruments. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement do not result in or constitute a breach violation or default of the Articles of Incorporation or Bylaws of Aarow or of any contract or obligation of Aarow; or an event that would permit acceleration of any obligation or Aarow.

     7. Conditions Precedent to Parties' Obligation to Close: The parties' respective obligations to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or before the Closing of the following conditions:

          a. Approvals: Delivery to Aarow of (1) a certified copy of a Resolution of the Board of Directors of Utica authorizing and approving this Agreement and the merger and directing that it be submitted to a vote of Utica's shareholders, and (2) a resolution adopting this Agreement duly approved by the holders of at least a majority of the total number of outstanding shares of the common stock of Utica. Delivery to Utica and Shareholders of copies of documents showing the approval of the Board of Directors and holders of a majority of the voting stock of Aarow have authorized and approved the execution

          b. Approvals and Consents: Each part will have received, or shall have satisfied itself that it will receive, all necessary approvals of the transaction contemplated herein from any authorities having jurisdiction over the business of each party or over the subject matter of this Agreement, and consents from other person or entities to the mortgages, notes, leases, franchises, agreements licenses, and permits of each party necessary to permit consummation of the merger and continuation of the businesses of each party.

          c. Employment Agreements: Each party shall have satisfied itself that the designated executives and employees of each shall have agreed to continued employment on satisfactory terms after the merger.

          d. New Transactions. Without Aarow's consent, Utica will not (1) enter into any contract, commitment or transaction except in the ordinary course of business, (2) make any capital expenditure or enter into any lease, (3) sell or dispose of any capital asset, (4) declare or pay any dividend or


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

     bonus, or purchase or redeem any shares of capital stock, (5) pay any obligation except in the ordinary course of business, (6) waive or compromise any claim, (7) cancel any obligation owing to Utica, or (8) enter into a contact to do any of the items listed in this paragraph.

          e. Representations and warranties true at closing. All representations and warranties of either party set forth in this Agreement shall be true at closing as though made at that time. Each party shall have performed, satisfied and complied with all agreements and conditions required of this Agreement to be performed or complied with by any of them on or before the closing date.

          f. Corporate Approval. The execution and delivery of this Agreement by all parties and the performance of their respective covenants and obligations under it shall be duly authorized by all necessary corporate action, and each party shall have received copies of the other corporation's certified authorizations.

          g. Investment Letters. Execution of investment letters in the forms set forth in Exhibits "J" and "K" attached hereto and by this reference made a part hereof.

          h. No Material Adverse Change. There shall not have been any material adverse change in the condition of either Utica or Aarow and neither of them shall have sustained any material loss or damage to its assets.

     8. Shareholders' Noncompetition. Shareholders, and each of them, agree that he or she will not at any time within five (5) years after the effective date of this Agreement directly or indirectly engage in or have any interest in any person, firm, corporation, or business as an employee, officer, director, agent, security holder, creditor, consultant or otherwise that engages in any activity in Washington or Benton Counties, Arkansas which activity is the same as or similar to or competitive with any activity now engaged in by Utica or Aarow in either Benton or Washington County, Arkansas.

     9. Filings. The Chief executive officer of Aarow shall cause all necessary filings of this stock purchase agreement or other necessary filings to be done on a timely basis.

     10. No Finders or Brokers. Each party represents and warrants that it has dealt with no broker or finder in connection with any transaction contemplated by this Agreement and, as far as it knows, no broker or other person is entitled to any commission or finder's fee in connection herewith.

     11. Costs. If this contemplated transaction does not close, each party shall be solely responsible for its own legal, accounting and other fees and expenses incurred by it with respect to the transaction. If Closing occurs, Aarow will timely pay or reimburse each party for such reasonable expenses.

     12. Effect of Headings. The subject headings of the paragraphs and subparagraphs of this Agreement are included for convenience only and shall not affect the construction or interpretation of any of its provisions.

     13. Entire Agreement, Modification, Waiver. This written Agreement constitutes the entire written agreement between the parties pertaining to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, representations, warranties and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding or effective unless executed in writing by all the parties. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     14.  Counterparts.   This  Agreement  may  be  executed  simultaneously  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     15. Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons or entities other than the parties to it and their respective successors and assigns; nor is anything in this Agreement intended to relieve or discharge an obligation or liability of any third person or entity; nor shall any provision give any third person or entity any right of subrogation or action over any party. Nothing in this Agreement is intended to make any person or entity a third party beneficiary of this Agreement.

     16. Assignment. This agreement shall be binding on and shall inure to the benefit of the parties, and their respective heirs, successors, assigns, representatives, directors, partners, officers, and employees. No party may assign any right duty or obligation under the terms of this Agreement. Any authorized assignment shall not relieve the assignor of any of its obligations or duties under this Agreement.

     17. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by first class, registered or certified United States mail to the principle office or residence of the party to whom notice is given, or to such other address as such party may hereunder designate in writing by this Notice provision.

     18. Invalidity. Of any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby, but rather shall remain valid.

     19. Governing Law. The validity of this Agreement any of its terms and provisions as well as the rights and duties of the parties shall be interpreted and construed pursuant to and in accordance with the laws of the United States and the state of Arkansas. Substantial obligations under this Agreement are to be performed in Washington County, Arkansas. The parties select Washington County Arkansas as the proper and sole venue for any action or proceeding filed to enforce, construe or interpret this Agreement.

     20. Interpretation. No provision of this Agreement shall be interpreted against the party who or whose representative drafted such provision.

     21. Attorney's Fees. In the event of any action or proceeding brought by any party against or adverse any other party under this Agreement, the prevailing party shall be entitled to recover all costs and expenses including


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

reasonable fees of its attorneys in such action or proceeding, whether or not such action or proceeding proceeds to judgment.

     22. Time of the Essence. Time is of the essence of each provision of this Agreement.

     23. Cumulative Remedies. Cumulative Remedies. The various rights, options, elections and remedies of any party shall be cumulative and no one of them shall be deemed exclusive of any other right or remedy at law or equity.

     24. Pronouns. The masculine, feminine or neuter pronoun as used herein shall include the other such pronouns, and the singular shall include the plural and vice-versa.

     25. Exhibits. Each Exhibit to this Agreement is hereby incorporated herein by this reference and made a part of this Agreement.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on and effective this_______day of _________, 1999 at ________________, Arkansas.

Aarow Environmental Group, Inc.              Utica Publishing Company, Inc.

By: /s/ Lloyd W. Phillips                                 By: /s/  Sam Yates
    ---------------------                                     ------------------
        President                                                  President

     /s/ Jim Bolt                                             /s/ Trish Camp
     ---------------------                                    ------------------

     /s/ Paul Bryan                                           /s/ Nick Bohannon
     ---------------------                                    ------------------

     /s/ Jay Mc Donald                                        /s/ Lucia Kugler
     ---------------------                                    ------------------

     /s/ Tony Armend                                          /s/ Mel Robinson
     ---------------------                                    ------------------

     /s/ Ray Forehand                                         /s/ Marie Forehand
     ---------------------                                    ------------------
     /s/ Sam Yates

                        Index to Exhibits to Utica/Aarow
                    Agreement for Purchase and Sale of Stock

     Exhibit A:  Utica Stock Ownership List.

     Exhibit B:  Aarow Shares to be Delivered to Utica Shareholders in Purchase
                 of Utica Shares.

     Exhibit C:  Inventory of Utica Assets.

     Exhibit D:  Utica's Financial Statements.

     Exhibit E:  Interim Bridge Loan Financing.

     Exhibit F:  Utica Customer List.

     Exhibit G:  Inventory of Aarow's Assets.

     Exhibit H:  Aarow's Financial Statements.

     Exhibit I:  Aarow Court Proceedings and Judgments.

     Exhibit J:  Utica Investment Letters.

                                    Exhibit A
                           Utica Stock Ownership List


              Sam  Yates                      402,500  shares
              Jim Bolt                        402.500  shares
              Trish Camp                       80,000   shares
              Paul Bryan                       20,000   shares
              Nick Bohannon                    25,000   shares
              Jay McDonald                     30,000   shares
              Lucia Kugler                     10,000   shares
              Tony Amend                       10,000   shares
              Mel Robinson                     10,000   shares
              Ray and Marie Forehand           10,000   shares

                                    Exhibit B
               Aarow Shares to be Delivered to Utica Shareholders
                          in Purchase of Utica Shares


              Sam Yates                  563,500  shares
              Jim Bolt                   563.500  shares
              Trish  Camp                112,000  shares
              Paul Bryan                  28,000  shares
              Nick Bohannon               35,000  shares
              Jay McDonald                42,000  shares
              Lucia Kugler                14,000  shares
              Tony Amend                  14,000  shares
              Mel Robinson                14,000  shares
              Ray and Marie Forehand      14,000  shares
                                       -----------------
              Total:                   1,400,000  shares


                                    Exhibit C
                            Inventory of Utica Assets


   UTICA                   DESCRIPTION                    YEAR         ORIGINAL           MARKET         CURRENT LIEN
   PMS#        SHOW MANUFACTURER, MODEL, SERIAL NO      ACQUIRED         COST              VALUE            BALANCE
-------------------------------------------------------------------------------------------------------------------------

   1001                           Table, Printer Stand        1998           $125.00           $125.00                $-
   1002                Chairs, Conference, HON, 6 each        1998         $1,800.00         $1,800.00                $-
   1003                              Table, Conference        1998         $1,400.00         $1,400.00                $-
   1004                          Counter, Work 3' x 6'        1998           $650.00           $650.00                $-
   1005                          Counter, Work 3' x 5'        1998           $400.00           $400.00                $-
   1006                         Counter, Work 3' x 12'        1998         $1,400.00         $1,400.00                $-
   1007                          Counter, Work 2' x 8'        1998           $800.00           $800.00                $-
   1008                               Chair, Stackable        1998           $125.00           $125.00                $-
   1009              Workstation, with hutch, computer        1998           $600.00           $600.00                $-
   1010                         File cabinet, 2-drawer        1998            $80.00            $80.00                $-
   1011                         File cabinet, 2-drawer        1998           $120.00           $120.00                $-
   1012                         File cabinet, 2-drawer        1998           $120.00           $120.00                $-
   1013                         File cabinet, 2-drawer        1998           $120.00           $120.00                $-
   1014                         File cabinet, 2-drawer        1998            $40.00            $40.00                $-
   1015            File cabinet, 5-drawer, 4-turn lock        1998           $650.00           $650.00                $-
   1016            File cabinet, 5-drawer, 4-turn lock        1998           $650.00           $650.00                $-
   1017                               Counter, L-shape        1998           $700.00           $700.00                $-
   1018                               Counter, L-shape        1998           $700.00           $700.00                $-
   1019                           Counter, Work, 3'x8'        1998           $500.00           $500.00                $-
   1020                          Storage Unit, 25 slot        1998           $400.00           $400.00                $-
   1021                           Table, Work, 4' x 6'        1998           $200.00           $200.00                $-
   1022                  Table, computer printer stand        1998           $200.00           $200.00                $-
   1023                                       Desk, 5'        1998           $400.00           $400.00                $-
   1024                          Table, work, 24" x 7'        1998           $450.00           $450.00                $-
   1025                      Table, fluor light, layup        1998           $800.00           $800.00                $-
   1026          Table, light stand. 48" x 96", 7-drw.        1998           $700.00           $700.00                $-
   1027                                Cabinet, 7-door        1998           $750.00           $750.00                $-
   1028                              Table, Platemaker        1998           $350.00           $350.00                $-
   1029                       Cabinet, 9-door overhead        1998           $850.00           $850.00                $-
   1030                        Table, work, roll-about        1998           $400.00           $400.00                $-
   1031                           Table, work, 3' x 9'        1998           $600.00           $600.00                $-
   1032           Table, 3-tier, printer's workstation        1998           $400.00           $400.00                $-
   1033            Storage Unit, 7'x8', multi-bin type        1998         $3,100.00         $3,100.00                $-
   1034                    Storage Unit, paper, 20-bin        1998           $400.00           $400.00                $-
   1035                     Storage Unit, 11"x17" type        1998           $125.00           $125.00                $-
   1036                        Chair, executive swivel        1998           $400.00           $400.00                $-
   1037                        Chair, executive swivel        1998           $400.00           $400.00                $-
   1038                             Chair, secretarial        1998           $275.00           $275.00                $-
   1039                         File cabinet, 2-drawer        1998           $120.00           $120.00                $-
   1040          Copier, Canon NP6060, autofeed/sorter        1998        $37,250.00        $37,250.00                $-
   1041            Copier, Xerox 5028, autofeed/sorter        1998         $4,100.00         $4,100.00                $-
   1042           Copier, Canon CLC500 color w/edit bd        1998        $51,000.00        $51,000.00                $-
   1043           Copier, Canon CLC320 color w/edit bd        1998        $14,000.00        $14,000.00                $-
   1044            Copier, Xerox 5065, autofeed/sorter        1998        $61,000.00        $61,000.00                $-
   1045          Copier, Xerox 2510 Engineering Copier        1998        $14,000.00        $14,000.00                $-
   1046            Press, ABDick 360, 1-unit conv damp        1998         $8,250.00         $8,250.00                $-
   1047               Uniden Sportcat portable scanner        1999           $225.00           $225.00                $-
   1048                          Platemaker, ITEK 616S        1998        $16,000.00        $16,000.00                $-
   1049                   Platemaker, Mitsubishi CP50S        1998         $4,500.00         $4,500.00                $-
   1050                 Risograph GR3750 digital press        1998        $14,500.00        $14,500.00                $-
   1051                   Collator, Plockmatic, 10-bin        1998         $8,000.00         $8,000.00                $-
   1052                    Booklet maker, MBM, 11"x17"        1998         $9,000.00         $9,000.00                $-
   1053                      Imaging Unit, Riso GR3750        1998         $1,100.00         $1,100.00                $-
   1054                      Imaging Unit, Riso GR3750        1998         $1,100.00         $1,100.00                $-
   1055                      Imaging Unit, Riso GR3750        1998         $1,100.00         $1,100.00                $-
   1056                      Imaging Unit, Riso GR3750        1998         $1,100.00         $1,100.00                $-
   1057                      Imaging Unit, Riso GR3750        1998         $1,100.00         $1,100.00                $-
   1058                      Imaging Unit, Riso GR3750        1998         $1,100.00         $1,100.00                $-

                                       14


   1059                           Jogger, Syntron, 19"        1998         $1,900.00         $1,900.00                $-
   1060               GBC Thermalbind 320 bindery unit        1998         $2,100.00         $2,100.00                $-
   1061                              Jogger, LectroJog        1998           $450.00           $450.00                $-
   1062                            Jogger, Martin Yale        1998           $450.00           $450.00                $-
   1063            Challenge Number Pro numbering unit        1998         $1,150.00         $1,150.00                $-
   1064                    IBICO "Kombo" booklet maker        1998           $375.00           $375.00                $-
   1065                             Alps 14" laminator        1998           $360.00           $360.00                $-
   1066             Challenge paper drill, single unit        1998         $1,470.00         $1,470.00                $-
   1067                   USI 12" continuous laminator        1998           $370.00           $370.00                $-
   1068                  AstroSeal Hot Pouch seal unit        1998           $840.00           $840.00                $-
   1069                                   B&D Heat Gun        1998            $40.00            $40.00                $-
   1070                 Tasklight, halogen, adjustable        1998            $70.00            $70.00                $-
   1071                                 Dolly, 2-wheel        1998           $175.00           $175.00                $-
   1072                     Challenge 19" paper cutter        1998         $3,550.00         $3,550.00                $-
   1073                       Microwave unit, Goldstar        1998            $80.00            $80.00                $-
   1074                   Sony cordless phone, 900 mhz        1999           $135.00           $135.00                $-
   1075                  Rolodex Telemaster 2000 phone        1998           $200.00           $200.00                $-
   1076                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1077                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1078                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1079                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1080                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1081                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1082                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1083                      Motorola Maxtrac, 800 mhz        1998         $1,250.00         $1,250.00                $-
   1084               Dremel-Moto industrial tool unit        1998            $70.00            $70.00                $-
   1085                      Motorola Maxtrac, 800 mhz        1998         $1,350.00         $1,350.00                $-
   1086             Compaq LTE Elite notebook computer        1998         $3,000.00         $3,000.00                $-
   1087                           Nokia 638 cell phone        1998           $250.00           $250.00                $-
   1088             Sony M-527V Microcassette recorder        1998            $85.00            $85.00                $-
   1089                    IBM Selectric II Typewriter        1998           $300.00           $300.00                $-
   1090                            Casio cash register        1998           $475.00           $475.00                $-
   1091           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1092           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1093           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1094           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1095           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1096           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1097           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1098           Motorola MTX800 HandieTalkie/charger        1998         $1,100.00         $1,100.00                $-
   1099                 Motorola Mic adapter, MTX type        1998           $100.00           $100.00                $-
   1100                           Nokia 239 cell phone        1998           $200.00           $200.00                $-
   1101                           Nokia 128 cell phone        1998           $150.00           $150.00                $-
   1102                           Nokia 739 cell phone        1998           $150.00           $150.00                $-
   1103                  Baum 714 Friction Feed folder        1998         $3,200.00         $3,200.00                $-
   1104                             Sanyo refrigerator        1998           $150.00           $150.00                $-
   1105                         Friden mailing machine        1998         $2,500.00         $2,500.00                $-
   1106              Canon EOS camera ensemble, lenses        1998         $2,200.00         $2,200.00                $-
   1107               Canon A1 camera ensemble, lenses        1998         $1,100.00         $1,100.00                $-
   1108                        Olympus 914 Pearlcorder        1998           $325.00           $325.00                $-
   1109                    Canon MultiPass fax/printer        1998           $490.00           $490.00                $-
   1110            Hewlett-Packard Laserjet MP 11"x17"        1998         $1,990.00         $1,990.00                $-
   1111                 Apple ColorStyle color printer        1998           $400.00           $400.00                $-
   1112                    Mustec 24-bit color scanner        1998           $400.00           $400.00                $-
   1113                             Apple Pwer PC 6300        1998         $3,000.00         $3,000.00                $-
   1114                        AST Bravo P133 Computer        1998         $3,000.00         $3,000.00                $-
   1115                       Hitachi 17 color Monitor        1998           $770.00           $770.00                $-
   1116                                   Canon IX4015        1998         $1,050.00         $1,050.00                $-
   1117                    ZIP Disk, PC type, external        1998           $100.00           $100.00                $-
   1118          Prarie PC 166 computer, w?15" Monitor        1998         $2,200.00         $2,200.00                $-
   1119                 Macintosh SE personal computer        1998           $375.00           $375.00                $-
   1120                         ImagerwriterII Printer        1998           $250.00           $250.00                $-
   1121          Dell Dimension XP Computer w/19" Moni        1998         $3,200.00         $3,200.00                $-
   1122           Hewlett Packard LaserJet IIP Printer        1998           $700.00           $700.00                $-
   1123                             Att Cordless Phone        1998           $100.00           $100.00                $-

                                       15


   1124                     Magnavox 15" Color Monitor        1998           $350.00           $350.00                $-
   1125                     Goldstar 15" color Monitor        1998           $100.00           $100.00                $-
   1126       Hewlett Packard 4V Laserwriter/Platemake        1998         $2,750.00         $2,750.00                $-
   1127                        SWQ Bell Caller ID Unit        1998            $25.00            $25.00                $-
   1128                              SW Bell Caller ID        1998            $25.00            $25.00                $-
   1129                       Software, Page Maker 6.0        1998           $690.00           $690.00                $-
   1130          Software, Page Maker  6.0 (Macintosh)        1998           $690.00           $690.00                $-
   1131                    Software, Clari Works (Mac)        1998           $450.00           $450.00                $-
   1132                        Software, Clickart, DOS        1998           $125.00           $125.00                $-
   1133         Radio, Frequency scanning, 100-500 MxZ        1998           $250.00           $250.00                $-
   1134                          LectorStik Hand Waxer        1998            $85.00            $85.00                $-
   1135                Task Lights Flourecent, 4- Unit        1998           $175.00           $175.00                $-
   1136                               Chair, Stackable        1998            $50.00            $50.00                $-
   1137                           Printer Canon BJ-620        1998           $300.00           $300.00                $-
   1138                    Padding Station, Adjustable        1998           $400.00           $400.00                $-
   1139                               Wire Binder Unit        1998           $400.00           $400.00                $-
   1140                          Adding Machine, Sharp        1998            $75.00            $75.00                $-
   1141                       Calculator, TI BAII Plus        1998            $85.00            $85.00                $-
   1142                 Sign, Illuminated "Copies Plus        1998         $1,430.00         $1,430.00                $-
   1143                     Omega III Telephone System        1998        $12,115.00        $12,115.00                $-
   1144     Printing Press, AB Dick Mod 9870, S/N 5232        1999        $57,500.00        $57,500.00                $-
   1145     Printing Press, AB Dick Mod 9870, S/N 5231        1999        $57,500.00        $57,500.00      See PMS 1144
   1146      Printing Press, AB Dick Mod 9850, S/N 985        1999        $19,200.00        $19,200.00      See PMS 1144
   1147          Automobile, Ford Crown Victoria, 1997        1999        $18,300.00        $18,300.00                $-
   1148            Canon Copier (#2) Mod 6060 w/sorter        1999        $32,500.00        $32,500.00                $-
   1149                 Canon Copier Mod 9800 w/sorter        1999        $48,000.00        $48,000.00                $-
   1150                Riso RA 4200 Digital Duplicator        1999         $9,300.00         $9,300.00                $-
   1151                            Craftsman Table Saw        1999           $540.00           $540.00                $-
   1152                          Skil Saw, gear driven        1999           $190.00           $190.00                $-

                                                                                          MARKET         CURRENT LIEN
                                                                                           VALUE            BALANCE
                                                                                   -------------------------------------
                                                Totals                                     $600,470.00                $-


                                    Exhibit D
                          Utica's Financial Statements

Utica's financial statements were attached to this agreement as Exhibit D but are not included herewith for Form 8-K purposes. Utica financial statements will be included in the amended Form 8-K as discussed in Item 7 (a).

                                    Exhibit E
                          Interim Bridge Loan Financing


                                    NOT USED

                                    Exhibit F
                               Utica Customer List


Name
----

Bo's Pizza
Career Network
Chamber of Commerce
Cooks
CPI
Davis Pack
Eoff Photography
First Commercial Bank
Fisherman's Directory
Gore Engineering
Grace Hill Elementary
Immages Copy Graphics
Jack Pope
Kumpe, Chad
MSI
NCS Healthcare
New Beginnings Church
New Life
Premier Concepts
Regions Bank
Remington
Rogers FD
Rogers Law Firm
Rogers Rotary
Rogers School Services
St. Clair
St. Vincent
Tony C Taxi
Tony C's
Village Bible
We Deliver
Woods Creek, Inc.

                                    Exhibit G
                           Inventory of Aarow's Assets

                   Drill                                $      200
                   Fax                                         404
                   Software                                  2,910
                   Misc. Tools                                 538
                   Tools                                       204
                   Tools                                       250
                   Incinerator                               1,400
                   Pipe                                        633
                   Hand Truck                                  419
                   Desk                                        110
                   Tables                                      150
                   Copier                                    6,364
                   Auger Equipment                             300
                   Auger Equipment                             600
                   VCR                                         202
                   Tools                                     1,473
                   Computer                                  1,052
                   Phone System                              2,912
                   4 Desks                                   1,975
                                                        ----------
                   Total                                $   22,096


                                    Exhibit H
                          Aarow's Financial Statements
                      UNAUDITED CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 1999 AND DECEMBER 31, 1998
                                                                                        June            December
Assets                                                                                30, 1999          31, 1998
                                                                                    -------------    --------------

Current Assets:
Cash and Cash Equivalents                                                           $          65    $            0
Inventory                                                                                  32,400            32,400
                                                                                    -------------    --------------
                                                   Total Current Assets             $      32,465    $       32,400

PROPERTY, PLANT AND EQUIPMENT (net of  accumulated
                    depreciation of $ 15,905 and $ 13,937 respectively)                     6,191             8,159

Other Assets
Organization Costs (net of accumulated
         amortization of $ 3,450 and $ 2,925 respectively)                          $       1,050    $        1,575
Noncompete Covenant (net of accumulated
         amortization of $ 3,450 and $ 2,550 respectively)                                 14,550            15,450
                                                                                    -------------    --------------
                                                     TOTAL OTHER ASSETS             $      15,900    $       17,025
                                                                                    -------------    --------------
                                                           TOTAL ASSETS             $      54,556    $       57,584
                                                                                     ============    ==============

Liabilities and Stockholders Equity
Current Liabilities:
Accounts Payable                                                                    $      51,265    $       41,142
Payroll Taxes Payable                                                                     120,137           103,496
Accrued Interest Payable                                                                   36,497            24,229
Judgment Payable                                                                           18,370            18,370
Short Term Notes                                                                          252,004           204,686
Accrued Salaries Payable                                                                   19,276                 0
Current Portion of Long Term Notes                                                         60,000            60,000
                                                                                    -------------    --------------
         TOTAL CURRENT LIABILITIES                                                  $     557,549    $      451,923

LONG TERM LIABILITIES                                                                           0                 0
                                                                                    -------------    --------------

         TOTAL LIABILITIES                                                          $     557,549    $      451,923

Stockholders Equity
Common Stock, $ 0.001 par value, 30,000,000 shares authorized,                      $      11,156    $       10,381
  11,155,942 shares issued and outstanding
Convertible Preferred Stock, $0.001 par value, 5,000,000 shares                             3,000             3,000
  authorized, 3,000,000 shares issued and outstanding,
  one share convertible for three shares common
Paid in Capital                                                                           219,782           220,557
Retained Earnings                                                                   (     736,931)   (      628,277)
                                                                                    --------------   ---------------
TOTAL STOCKHOLDERS EQUITY                                                           ($    502,993)   ($     394,339)
                                                                                    --------------   ---------------

         TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                                  $      54,556    $       57,584
                                                                                    =============    ==============






                  See notes to unaudited financial statements.



                         AAROW ENVIRONMENTAL GROUP, INC.
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
 For the Three Months Ended June 30, 1999, the Three Months Ended June 30, 1998, the Six Months Ended June 30, 1999 and the Six Months Ended June 30, 1998

                                                       Three Months   Three Months     Six Months     Six Months
                                                          6-30-99        6-30-98         6-30-99        6-30-98
                                                       -----------    -----------    -----------    -----------

Sales Income                                           $         0     $    18,079    $         0    $    28,290

Cost of Sales
Materials                                                        0          12,861              0         18,427
                                                       -----------     -----------    -----------    -----------

         GROSS PROFIT                                  $         0     $     5,218    $         0    $     7,815

Operating Expenses                                          42,950          76,427         90,308        107,170
                                                       -----------     -----------    -----------    -----------

         INCOME (LOSS) FROM OPERATIONS                 ($   42,950)    ($   71,209)   ($   90,308)   ($   99,355)

Other Income and (Expenses)
         Interest Expense                              ($    6,439)    ($    7,212)   ($   12,530)   ($   12,998)
         Penalties                                     (     3,122)    (     1,115)   (     5,817)   (     3,397)
                                                       ------------    ------------   ------------   ------------
Total Other Income and (Expenses)                      ($    9,561)    ($    8,327)   ($   18,347)   ($   16,395)
                                                       ------------    ------------   ------------   ------------

         NET INCOME (LOSS)                             ($   52,511)    ($   79,536)   ($  108,655)   ($  115,750)
                                                       ============    ============   ============   ============

WEIGHTED AVERAGE number of common stock
and common stock equivalents outstanding                20,155,942      18,318,904     20,155,942     18,318,904
                                                       ===========     ===========     ==========    ============

NET INCOME (LOSS) per common stock and
common stock equivalents                               ($     .003)    ($    .004)    ($     .005)   ($     .006)
                                                       ============    ===========    ============   ============







                  See notes to unaudited financial statements.


                         AAROW ENVIRONMENTAL GROUP, INC.
                            STATEMENTS OF CASH FLOWS
    For Six Months Ended June 30, 1999 and the Six Months Ended June 30, 1998

                                                              Six Months    Six Months
                                                            June 30, 1999  June 30, 1998
                                                            -------------  -------------

         CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)                                             ($108,655)   ($115,750)
     Adjustments to reconcile net loss to net cash provided
     by operating activities
Depreciation                                                      1,968        1,968
Amortization                                                      1,125        1,124
Extraordinary Items                                                   0            0
     (Increase) decrease in:
Accounts Receivable                                                   0    (   6,760)
Inventory                                                             0        1,762
     Increase (decrease) in:
Bank Overdraft                                                        0    (   1,056)
Accounts Payable                                                 10,123       14,770
Payroll Taxes Payable                                            16,641       15,924
Accrued Salaries Payable                                         19,276            0
Accrued Interest Payable                                         12,268        8,469
                                                              ---------    ---------
     NET CASH PROVIDED (USED)
     BY OPERATING ACTIVITIES                                  ($ 47,254)   ($ 79,549)

CASH FLOWS FROM FINANCING ACTIVITIES
New borrowings
     Long-Term                                                $       0    $       0
     Short-Term                                                  47,319       46,884
Debt Reduction
     Long-Term                                                        0
     Sale of Stock                                                    0       32,665
                                                              ---------    ---------

     NET CASH PROVIDED BY
     FINANCING ACTIVITIES                                     $  47,319    $  79,549
                                                              ---------    ---------

     NET INCREASE IN CASH                                     $      65    $       0

CASH AT BEGINNING OF  THE PEROID                                      0            0
                                                              ---------    ---------
     CASH AT END OF PERIOD                                    $      65    $       0
                                                              =========    =========

SUPPLEMENTAL DISCLOSURES
Interest Paid                                                 $  12,530    $  12,998
                                                              =========    =========







                  See notes to unaudited financial statements.

                         AAROW ENVIRONMENTAL GROUP, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
            FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND JUNE 30, 1998

STATEMENT OF  SIGNIFICANT ACCOUNTING ASSUMPTIONS

BASIS OF ACCOUNTING

The financial statements of Aarow Environmental Group, Inc. (the "Company") at June 30, 1999, have been prepared on the accrual basis of accounting. Using this method, revenue and expenses are recognized when occurred.

The financial statements included in this report have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission for interim reporting and include all adjustments which are, in the opinion of management, necessary for a fair presentation. These financial statements have not been audited by an independent accountant.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations for interim reporting. The Company believes that the disclosures are adequate. However, these financial statements should be read in conjunction with the audited financial statements and notes thereto included in the annual report on form 10-KSB for the year ended December 31, 1998. The financial data for the interim periods presented may not necessarily reflect the results to be expected for the full year.

INVENTORY

Inventory is carried at the lower of cost or market and consists of raw materials and ready to sell products.

PROPERTY AND EQUIPMENT

Property  and  Equipment  are  recorded at  acquisition  cost.  Depreciation  is computed using accelerated methods by charging against earnings amounts sufficient to amortize the cost of the related assets over their estimated useful lives.

INCOME TAXES

For income tax reporting and financial statement reporting at June 30, 1999, the Company is using depreciation methods that are the same and therefore there is no accrual for deferred income taxes at this time. However, because of various elections available at the time of filing the income tax returns, there may be future differences between income tax depreciation expense and financial statement depreciation expense giving rise to accrual of deferred income taxes

Note 1:  Property, Plant and Equipment

All assets are recorded at original cost. Depreciation is calculated using accelerated methods, lives are five years for office equipment, seven years for manufacturing equipment and furniture, and 10 years for Leasehold Improvements.




                         AAROW ENVIRONMENTAL GROUP, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
            FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND JUNE 30, 1998

Note 2: Noncompete Covenant

On  July  29,  1998  the  Company  entered  into  an  agreement  with  Evergreen
BioServices, Inc. whereby Evergreen grants Aarow the right to use Evergreen's name and reputation to exclusively market remediation throughout the U.S. and Mexican markets. Additionally, Evergreen agrees to work exclusively through Aarow and Evergreen agrees not to compete with Aarow. Evergreen will supply the engineering and technical support and will be responsible to accept or reject all proposals concerning remediation through Aarow. This agreement begins on July 29, 1998 and remains in effect for ten years at which time Aarow can renew one time for an additional ten years

                                                          June 30,              Dec. 31,
                                                            1999                  1998
                                                      ----------------      ----------------

     Noncompete Covenant                              $         18,000      $         18,000
     Accumulated Amortization                         (          3,450)     (          2,550)
                                                      -----------------     -----------------
     Net Noncompete Covenant                          $         14,550      $         15,450
                                                      ================      ================

Note 3:  Judgment Payable

On October 2, 1998 a  judgment  was  entered  in the  Washington  County  Court,
Fayetteville,  AR,  against  the  Company.  This  judgment is in the amount of $
18,370 and accrues interest at the rate of 10 %.

Note 4:  Short-Term Notes

On September 15, 1997 the Company issued a series of short term notes in the amount of $ 5,000 each for a total of $ 55,000. Each note accrues interest at the rate of 8 % and is a single pay note due September 15, 1998. In addition
20,000 shares of common stock and 100,000 common stock warrants were issued to each note holder. In case of default the note agreements call for the issuance of an additional 40,000 shares of common stock to each note holder.

One of the shareholders who is also a Director loaned the Company $ 2,230. This is an unsecured non interest demand note.

Note 5: The company's Long Term debt consists of the following:
                                                           June 30,              Dec. 31,
                                                             1999                  1998
                                                      ----------------      ----------------
Springdale Bank & Trust, 10.25%, Monthly Int. Only    $         60,000      $         60,000
Maturity Date  6-21-97
Secured by Inventory and A/R
Current Portion of Long Term debt                     (         60,000)     (         60,000)
                                                      -----------------     -----------------

Long Term debt, less current portion                  $              0      $              0
                                                      ================      ================

The following is a summary of principal maturities of long term debt during the next five years:

                  1999                                          60,000                60,000



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



                         AAROW ENVIRONMENTAL GROUP, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
            FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND JUNE 30, 1998


Note 6:  Stockholders' Equity

Common Stock: At June 30, 1999 there were 30,000,000 shares authorized, 11,155,942 issued and outstanding at $ 0.001 per share par value. At December
31, 1998 there were 30,000,000 shares authorized, 10,380,942 issued and outstanding at $ 0.001 per share par value. The Company trades it's stock on the over the counter bulletin board using the stock symbol of AARO.

Stock Warrants: There are 1,100,000 common stock warrants issued. Each common stock warrant permits the holder to purchase at any time from September 15, 1998 until September 15, 2002 one share of the Company's common stock at the initial exercise price of $ 0.50 per share. The common stock warrants are redeemable by the Company upon thirty days written notice to the holder, at $ 0.001 per warrant, conditioned upon the price of the common stock of the Company closing for fourteen consecutive business days above $ 2.00 per share.

Convertible Preferred Stock: At June 30, 1999 and December 31, 1998 there were 5,000,000 shares authorized, 3,000,000 shares issued and outstanding. Each share has a $ 0.001 par value and is convertible for three shares of common stock.

Note 7:  Going Concern

As shown in the accompanying financial statements, the Company has incurred a loss for the period ended June 30, 1999 and has a deficit in working capital. Management has a continuing plan to recapitalize the Company, reestablish the relationship with the distributors and development new products. There can be no assurance that the Company will be successful in its efforts to implement this plan. If the Company is unsuccessful in its efforts, it may be necessary to undertake such other actions as may be appropriate to preserve asset value. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 7:  Earnings Per Share of Common Stock

Earnings per common share were computed using the weighted average number of common shares outstanding after adding the dilutive effect of the conversion of the preferred stock.


                         AAROW ENVIRONMENTAL GROUP, INC.
     SUPPLEMENTAL INFORMATION TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
            FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND JUNE 30, 1998


SUPPLEMENTAL INFORMATION

                                                        Three Months   Three Months    Six Months     Six Months
                                                          6-30-99        6-30-98         6-30-99        6-30-98
                                                       -----------     -----------    -----------    -----------

Operating Expenses
Accounting                                             $     3,200     $    10,546    $     4,700    $    15,060
Advertising                                                      0               0            614              0
Amortization                                                   563             562          1,125          1,124
Auto & Truck                                                 4,085             251          4,085            750
Bank Charges                                                 1,146           7,508          1,146          7,528
Credit Card Fees                                                72               0             72              0
Depreciation                                                   984             984          1,968          1,968
Dues & Subscriptions                                             0              65              0             65
Equipment Rental                                                 0             132              0            224
Insurance                                                      290               0            290              0
Legal Fees                                                     290           4,140            290          4,892
Miscellaneous                                                  168             196            168            196
Office Expense                                                 234             709          1,209          1,509
Office Salaries                                              9,000          23,157         35,000         33,775
Payroll Tax Expense                                            689           1,772          2,678          2,584
Postage                                                          0               0              0            414
Professional Fees                                              822             959            822          1,702
Rent                                                         1,500           6,000          4,250          9,000
Supplies                                                     3,200             135          3,200            365
Taxes & Licenses                                               775             326            775            326
Telephone                                                    2,580           6,478         10,866         10,146
Travel                                                      12,983          11,697         15,975         14,297
Unemployment Taxes                                             369             810          1,075          1,245
                                                       -----------     -----------    -----------    -----------

                    TOTAL OPERATING EXPENSES           $    42,950     $    76,427    $    90,308    $   107,170
                                                       ===========     ===========    ===========    ===========











                  See notes to unaudited financial statements.

                                    Exhibit I
                     Aarow Court Proceedings and Judgements

         On October 2, 1997 a judgment was entered in the Washington County Court, Fayetteville, AR, against the Company. This judgment is in the amount of $ 18,370 and accrues interest at the rate of 10%.

                                    Exhibit J
                             Investor's Certificate

         The undersigned, as a condition to receive ______ shares of the common stock of Aarow Environmental Group, Inc. (Aarow) ( said _____________ shares are herein sometimes refereed to as "the securities") as part of a transaction (the transaction) under the terms of which Aarow Environmental Group, Inc is purchasing all of the issued and outstanding shares of Utica Publishing Company, Inc.(Utica) certifies to Aarow as follows:

1.       My full name, residence and business addresses are as follows:
Name:                   Residence Address:                   Business Address:
----                    -----------------                    ----------------

2. I am receiving the securities in my own name or as trustee for myself and for my own account. No other person has any interest in or right with respect to the securities; nor have I agreed to give any person any such interest or right.

3. I am acquiring the securities for investment and not with a view to or for resale in connection with any distribution of the securities. I recognize that the securities have not been registered under the Federal Securities Act of 1933 or qualified under the provisions of the laws of any State, that the disposition of the securities is subject to restrictions imposed by federal and state law, and that the securities will bear a restrictive legend. I understand that I cannot dispose of the securities without registration and qualification, and that no undertaking has been made with regard to registering or qualifying the securities in the future. I understand that the availability of an exemption in the future will depend on circumstances beyond my control and that I may be required to hold the securities for a substantial period. I recognize that no market exists for the securities and no representation of the availability of such a market in the future has been made to me.

4. I have not received any advertisement or solicitation with respect to the securities.

5. I have agreed to receive the securities in exchange for all of my shares of Utica Publishing Company, Inc., which is the total consideration for the securities.

6. Because of my existing relationship with Utica, and my understanding of the transaction, and by reason of my business or financial experience, I am capable of evaluating the merits and the risks of the transaction and of my transfer of Utica shares for the securities, and of protecting my own interests in connection with the transaction and my receipt of Aarow shares. I have been given the opportunity to and have been advised by Utica and Aarow to seek professional and financial advise concerning the transaction.

7. I acknowledge that I have been given access to financial information about Aarow, Utica and the transaction, and have been given the opportunity to obtain any information and ask any questions concerning Aarow, Utica and the transaction. To the extent that I have availed myself of this opportunity, I have received complete and satisfactory information and answers.



Dated:  _________________                         _____________________________

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